Inventory	12 Months Ended
Dec. 31, 2014
Inventory [Abstract]
Inventory

Note 3 - Inventory

Inventory, net consisted of the following:

	2014	2013

Raw materials	$219,449	$218,137
Work in process	38,962	22,539
Finished goods	78,886	58,707

Total inventory	$337,297	$299,383

During 2014 and 2013, the Company experienced decreased yields, which resulted in increased scrap of approximately $59,300 and $58,500, respectively. Also, during 2013, the Company began to write off excess components associated with a phasing out a product line. The Company recorded $60,000 to cost of sales associated with these inventory adjustments.